EXHIBIT (10)U

TARGET CREDIT CARD OWNER TRUST 2008-1

THIS AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT, dated as of November 10, 2009 (this “Amendment”), is entered into by and among Target Receivables Corporation, a Minnesota corporation (“TRC”), Target Corporation, a Minnesota corporation (“Target”), BOTAC, Inc., a Nevada corporation, as note purchaser (in such capacity, the “Note Purchaser”) and Chase Bank USA, National Association (“Chase USA”), a national banking association.

W I T N E S S E T H:

WHEREAS, TRC, Target, the Note Purchaser and Chase USA entered into that certain Note Purchase Agreement, dated as of May 5, 2008 (the “Agreement”);

WHEREAS, pursuant to Section 15 of the Agreement, the parties hereto desire to amend the Agreement to modify the provisions of Section 17 thereof.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1                                      Subsection 17(d).      A new subsection 17(d) shall be added and shall read as follows:

(d)                                 Transferor Note Repurchase.

(i)                                     The parties agree that a Transferor Note Repurchase shall be effectuated by the execution of a repurchase agreement; provided, that, notwithstanding any other provision to the contrary in the Basic Documents, including Section 2.7 of the Indenture, TRC may purchase a portion of the Note Principal Balance without the issuance of a new Note and the cancellation of the Note acquired by TRC in connection with a Transferor Note Repurchase.  The Note Principal Balance, the Invested Amount and the Collateral Certificate principal balance shall each be reduced by the same amount as if the Note had been delivered for cancellation and cancelled in accordance with Section 2.7 of the Indenture and Section 7.3 of the Series Supplement.  Such repurchase agreement shall be substantially in the form of Exhibit E attached hereto.

(ii)                                  On the date of a Transferor Note Repurchase, TRC shall deliver a copy of the executed Repurchase Agreement to the Indenture Trustee, which shall reflect the outstanding Note Principal Balance, the Invested Amount and the Collateral Certificate principal balance as of the date of (and after giving effect to) the Transferor Note Repurchase.

(iii)                               The parties agree and confirm that the Note Principal Balance, Invested Amount and the Collateral Certificate principal balance shown in the Repurchase Agreement shall reflect the outstanding Note Principal Balance, Invested Amount and the Collateral Certificate principal balance as of the date of (and after giving effect to) the Transferor Note Repurchase notwithstanding any amount shown on the face of the Note or the Collateral Certificate.

ARTICLE II

MISCELLANEOUS

Section 2.1                                      Defined Terms.               Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Section 2.2                                      Agreement in Full Force and Effect as Amended.                              Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.

Section 2.3                                      Severability.                              If any one or more of the covenants, agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms or portions of this Amendment and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms or portions of this Amendment.

Section 2.4                                      Counterparts.                       This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 2.5                                             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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THE PARTIES HERETO HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TARGET RECEIVABLES CORPORATION

		By:	/s/ Sara J. Ross
Name: Sara J. Ross
Title: VP and Assistant Treasurer

TARGET CORPORATION

		By:	/s/ Corey L. Haaland
Name: Corey L. Haaland
Title: VP, Treasurer

BOTAC, INC.

By	/s/ David A. Penkrot
Name: David A. Penkrot
Title: Senior Vice President

CHASE BANK USA, NATIONAL ASSOCIATION

By	/s/ Keith Schuck
Name: Keith Schuck
Title: President

Amendment No. 1 to Note Purchase Agreement

As acknowledged and agreed to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee and Indenture Trustee

By	/s/ Kristen L. Puttin
Name: Kristen L. Puttin
Title: Vice President

Amendment No. 1 to Note Purchase Agreement

Exhibit E

REPURCHASE AGREEMENT

THIS REPURCHASE AGREEMENT, dated as of                     , 20   , is entered into by and between Target Receivables Corporation, a Minnesota corporation (“TRC”) and BOTAC, Inc., a Nevada corporation (the “Note Reseller”).

Pursuant to subsection 17(a) of the Note Purchase Agreement, dated as of May 5, 2008, as amended by Amendment No. 1 thereto, dated as of November 10, 2009, by and among TRC, Target Corporation, the Note Reseller, as note purchaser, and Chase Bank USA, National Association (as amended, the “Note Purchase Agreement”), TRC agreed to purchase a portion of the Note Principal Balance equal to the lesser of the Transferor Note Repurchase and the Available Series 2008-1 Principal Collections for the related Monthly Period.  As of the                   20    Determination Date, the Cap Test Percentage will have been equal to or greater than the Cap Trigger for the three (3) immediately preceding Monthly Periods.  The Cap Test Percentage as of the                   20     Determination Date is        % and based upon this Cap Test Percentage the amount of the Transferor Note Repurchase is $                   . The Available Series 2008-1 Principal Collections for the related Monthly Period is $                       .  Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Note Purchase Agreement.

On the basis of the representations, warranties and agreements in the Note Purchase Agreement, but subject to the terms and conditions therein set forth, the Note Reseller agrees to resell to TRC, and TRC agrees to repurchase from the Note Reseller, a portion of the Note Principal Balance equal to [the Transferor Note Repurchase]/[$                   ].  The purchase price for this portion of the Note Principal Balance being purchased shall be the Accreted Note Value, which is $                             .

Payment of the purchase price shall be made by TRC in Federal (same day) funds by wire transfer to an account previously designated to TRC by the Note Reseller by 2:00 p.m. (New York time), on                          , 20   .

Following the payment, the Note Principal Balance shall be $                               , the Invested Amount shall be $                                  and the Collateral Certificate principal balance shall be $                               .  Pursuant to subsection 17(d) of the Note Purchase Agreement, the parties have agreed that any cancellation or reissuance of the Note is not required.

THIS REPURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

This Repurchase Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

For the avoidance of doubt, and not in limitation of the repurchase made herein, nothing in this Repurchase Agreement shall be deemed to supersede, enlarge, modify or waive any of the provisions of the Note Purchase Agreement, all of which shall survive the execution and delivery of this Repurchase Agreement as provided in, and subject to the limitations set forth in, the Note Purchase Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Repurchase Agreement to be duly executed by their respective officers as of the day and year first above written.

TARGET RECEIVABLES CORPORATION

By:
Name:
Title:

BOTAC, INC.

By
Name:
Title:

Exhibit E

As acknowledged and agreed to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee and Indenture Trustee

By
Name:
Title:

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